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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 17, 2001


                                BUSYBOX.COM, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                        001-15853                94-3233035
         --------                        ---------                ----------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


           15113 SUNSET BLVD., SUITE 1                               90272
           ---------------------------                               -----
           PACIFIC PALISADES, CALIFORNIA                           (ZIP CODE)
           -----------------------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 556-4616




                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 4.           OTHER EVENTS.
-------------------------------
         (a)      Previous independent accountants.

         (i) On January 17, 2001, Grant Thornton LLP resigned as the Registrant's independent accountants.

         (ii) An audit of the financial statements of the Registrant for the fiscal year ended December 31, 2000 has not been completed. Grant Thornton's reports on the financial statements of the Registrant for the fiscal years ended December 31, 1999 and December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The decision to change independent accountants was approved by the Registrant's Board of Directors and its Audit Committee.

         (iv) During the Registrant's two most recent fiscal years and any subsequent interim period preceding the resignation, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its reports.

         (v) During the periods listed in item (iv) above, there have been no "reportable events" (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

         (vi) The Registrant has provided Grant Thornton with a copy of this disclosure and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. (A copy of the Grant Thornton letter addressed to the Commission is attached hereto as Exhibit 16.)



ITEM 7.          FINAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
--------------------------------------------------------------------------------

                 (c) Exhibits

                        Exhibit 16. Letter re: Change in Certifying Accountant.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              BUSYBOX.COM, INC.


Date:  January 23, 2001
                                              By: /s/ JON M. BLOODWORTH
                                                  -----------------------
                                                      Jon M. Bloodworth
                                                      Chief Executive Officer




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